34 Warren Street       Telephone 020 7383 3200
                                 London W1P 5Pd          Fax 020 7383 4165/4168
                                                       DX 123593 Regents Park 3
                                          email SilverLevene@Silverlevene.Co.UK
                                                                  SILVER LEVENE
                                                Chartered Certified Accountants
                                                            Registered Auditors


The Directors
J15 Limited

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) of Vizacom Inc. (the "Company"), with respect to the Company's 2000 Equity Incentive Plan, of our report dated April 4, 2000, with respect to the financial statements of Junction 15 Limited included in Amendment No. 1 on Form 8-K/A of the Company filed with the Securities and Exchange Commission.


/s/ SILVER LEVENE

SILVER LEVENE
Chartered Certified Accountants
Registered Auditors

London, United Kingdom
September 26, 2000